UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 16, 2026

(Date of earliest event reported)

GENCOR INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11703	59-0933147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5201 North Orange Blossom Trail, Orlando, Florida 32810

(Address of principal executive offices) (Zip Code)

(407) 290-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($.10 Par Value)	GENC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, On May 19, 2026, Gencor Industries, Inc. (the “Company”) received a notice (the “Delinquency Notification”) from NYSE Regulation (the “NYSE”) indicating the Company was not in compliance with the NYSE American LLC (“NYSE American”) continued listing standards as a result of its failure to timely file its Quarterly Report on Form 10-Q for the period ended March 31, 2026 (the “Form 10-Q”) with the Securities and Exchange Commission (“SEC”) prior to May 18, 2026, the end of the extension period provided by Form 12b-25, and as a result was subject to the procedures set forth in Section 1007 of the NYSE American Company Guide.

The NYSE informed the Company that, under the rules of the NYSE American, the Company had an initial six-month period from the Form 10-Q filing due date of May 18, 2026, to regain compliance with the NYSE American listing standards by filing the Form 10-Q and any subsequently delayed filings with the SEC.

The NYSE further noted that, if the Company fails to file the Form 10-Q within the six-month period, the NYSE may grant, at its sole discretion, an extension of up to six additional months for the Company to regain compliance, depending on the Company’s specific circumstances. The Delinquency Notification also provides that the NYSE may nevertheless commence suspension and delisting proceedings at any time if it deems that the circumstances warrant.

On June 12, 2026 the Company filed its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026 which was within to the NYSE American six-month Deadline.

On June 15, 2026, the Company received a notification letter from the NYSE indicating that the Company has now regained compliance with Section 1007 of the NYSE American Company Guide and will be removed from the NYSE’s late filers’ list.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCOR INDUSTRIES, INC.

June 17, 2026	By:	/s/ Raymond Cole
Raymond Cole Interim Chief Financial Officer